SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934




                                 April 29, 1998
                                 Date of Report
                        (Date of Earliest Event Reported)


                             EcoScience Corporation
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         0-19746                                            04-2912632
(Commission File Number)                           (I.R.S. Employer I.D. Number)


                    10 Alvin Court, East Brunswick, NJ 08816
          (Address of Principal Executive Offices, Including Zip Code)



                                  732-432-8200
                         (Registrant's Telephone Number,
                              Including Area Code)



                                 Not Applicable
                         (Former Name or Former Address,
                          if Changed since Last Report)

Item 5. Other Events

     The Registrant incorporates herein by reference, the press release made available to the public on April 29, 1998, a copy of which is included in this report as Exhibit 20.2. The press release refers to the Company signing a definitive Merger Agreement whereby Agro Power Development, Inc. will be merged with and into a newly formed subsidiary of the Company.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ECOSCIENCE CORPORATION


Date:  May 8, 1998                      By: /s/ Harold A. Joannidi
                                            ------------------------------------
                                                Harold A. Joannidi
                                                Treasurer and Secretary

                           Current Report on Form 8-K



                             ECOSCIENCE CORPORATION

                                  EXHIBIT INDEX



Exhibit                                                           Sequential
Number               Description of Exhibit                      Page Number
------               ----------------------                      -----------

 20.2                Press release dated April 29, 1998               5